UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Fixed Income Value Opportunities, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Fixed Income Value Opportunities
ANNUAL REPORT | DECEMBER 31, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6-and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Trust Summary as of December 31, 2009

Investment Objective

BlackRock Fixed Income Value Opportunities (the “Trust”) seeks to provide high current income, with a secondary objective of capital appreciation. The Trust will invest at least 80% of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments. It is anticipated that the Trust will terminate on or before December 31, 2014.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the period since inception (February 27, 2009) through December 31, 2009, the Trust returned 30.98% based on net asset value (NAV). For the same period, the closed-end Lipper General Bond Funds category posted an average return of 41.78% on a NAV basis. Exposure to spread sectors, including commercial mortgage-backed securities (CMBS), non-agency mortgages and investment-grade corporate debt had a positive impact on performance during the period. Strong investor demand combined with programs including the Term Asset-Backed Securities Loan Facility and the Public-Private Investment Program helped these sectors rebound from their 2008 lows. While overall performance was positive, the Trust did maintain some hedges to protect against potential downside volatility. With a virtually uninterrupted rally in spread assets, these hedges detracted from performance. During the year, the Trust increased its exposure to subprime mortgages as opportunities developed within the sector at attractive valuations. Additionally, the Trust sought to both access long-term gains where appropriate and position the Trust to achieve tax efficiencies. At period-end, the Trust’s allocation was concentrated most heavily in the non-agency mortgage and commercial mortgage sectors, with additional exposure to investment-grade credit, bank loans and high yield debt. The Trust also had cash and cash equivalents of approximately 7%; this did not have a meaningful impact on performance during the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to changes based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Initial Offering Date	February 27, 2009
Yield based on Net Asset Value as of December 31, 2009 ($1,185.43)[1]	7.59%
Current Quarterly Distribution per share[2]	$22.50
Current Annualized Distribution per share[2]	$90.00
Leverage as of December 31, 2009[3]	21%

1	Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

2	The distribution is not constant and is subject to change.

3	Represents reverse repurchase agreements and the loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Trust’s NAV per share:

	12/31/09	02/27/09	Change	High	Low
Net Asset Value	$1,185.43	$1,000.00	18.54%	$1,267.96	$997.39

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition	12/31/09
Non-Agency Mortgage-Backed Securities	73%
Corporate Bonds	16
Floating Rate Loan Interests	8
Asset-Backed Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	12/31/09
AAA/Aaa	53%
AA/Aa	7
A/A	5
BBB/Baa	9
BB/Ba	7
B/B	12
CCC/Caa	7

1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through borrowings, including participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn the income based on long-term interest rates. In this case, the borrowing costs and interest expense is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV and dividend rates than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders of the Trust and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to borrow up to 33 1/3% of its total managed assets. As of December 31, 2009, the Trust had outstanding leverage from borrowings and/or reverse repurchase agreements as a percentage of its total managed assets of 21%.

Derivative Financial Instruments

The Trust may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	5

Schedule of Investments December 31, 2009
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 3/25/30 (a)	USD	2,782	$2,288,148
Series 2006-11, Class 1AF2, 6.02%, 9/25/46 (a)		2,696	2,173,712
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		2,077	1,959,520
Series 2007-4, Class A1A, 0.35%, 9/25/37 (a)		1,742	1,640,085
Structured Asset Securities Corp.,
Series 2007-BC4, Class A3, 0.49%, 11/25/37 (a)		1,764	1,661,986

Total Asset-Backed Securities — 2.7%			9,723,451

Corporate Bonds
Commercial Banks — 1.4%
HSBC Bank USA N.A.,
4.63%, 4/01/14 (b)		5,000	5,219,465

Diversified Financial Services — 2.6%
The Bear Stearns Cos. LLC,
6.95%, 8/10/12 (b)		5,000	5,586,380
TIAA Global Markets, Inc.,
5.13%, 10/10/12 (b)(c)		3,000	3,232,698
UPC Germany GmbH & Co.,
8.13%, 12/01/17 (c)		500	505,625

			9,324,703

Diversified Telecommunication Services — 1.5%
Cincinnati Bell, Inc.,
8.25%, 10/15/17		500	507,500
Qwest Corp.:
8.88%, 3/15/12		610	655,750
8.38%, 5/01/16		500	536,250
TELUS Corp.,
8.00%, 6/01/11		3,500	3,789,110

			5,488,610

Household Durables — 0.5%
Beazer Homes USA, Inc.,
12.00%, 10/15/17 (c)		1,800	1,962,000

Independent Power Producers & Energy Traders — 0.1%
Calpine Construction Finance Co. LP/CCFC
Finance Corp.,
8.00%, 6/01/16 (c)		500	515,000

Insurance — 1.5%
Metropolitan Life Global Funding I,
5.13%, 4/10/13 (b)(c)		5,000	5,296,950

Media — 3.6%
Cox Communications, Inc.,
7.13%, 10/01/12		5,000	5,554,180
Thomson Reuters Corp.,
5.95%, 7/15/13 (b)		2,000	2,189,422
Time Warner Cable, Inc.,
5.40%, 7/02/12		5,000	5,342,145

			13,085,747

Multi-Utilities — 3.6%
Dominion Resources, Inc.,
8.88%, 1/15/19		2,000	2,492,428
DTE Energy Co.,
7.05%, 6/01/11		5,000	5,297,460
Potomac Electric Power Co.,
4.65%, 4/15/14 (b)		5,000	5,183,173

			12,973,061

Oil, Gas & Consumable Fuels — 1.1%
Enbridge Energy Partners LP,
9.88%, 3/01/19		3,000	3,798,729

Paper & Forest Products — 0.7%
NewPage Corp.,
11.38%, 12/31/14 (c)		2,450	2,474,500

Wireless Telecommunication Services — 2.0%
Alltel Corp.,
7.00%, 7/01/12 (b)		5,000	5,515,500
CC Holdings GS V LLC/Crown Castle GS III Corp.,
7.75%, 5/01/17 (c)		750	798,750
Cricket Communications, Inc.,
7.75%, 5/15/16		1,000	997,500

			7,311,750

Total Corporate Bonds — 18.6%			67,450,515

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.1%
L-1 Identity Solutions Operating Co., Tranche B-1 Term Loan,
6.75%, 8/05/13		468	468,940

Auto Components — 0.2%
Allison Transmission, Inc., Term Loan,
2.99% - 3.04%, 8/07/14		495	452,837
The Goodyear Tire & Rubber Co., Loan (Second Lien),
2.34%, 4/30/14		450	415,219

			868,056

Chemicals — 0.8%
Ashland Inc., Term B Borrowing Loan,
7.65%, 5/13/14		323	327,296
Brenntag Holding GmbH & Co. KG: Acquisition Facility 1,
1.98% - 2.74%, 1/20/14		96	93,994
Facility B2,
1.98%, 1/20/14		393	372,928
Huish Detergents, Inc., Loan (Second Lien),
4.51%, 10/26/14		500	468,750
Nalco Co., Term Loan,
6.50%, 5/13/16		498	503,719
PQ Corp. (fka Niagara Acquisition, Inc.), Term Loan (First Lien),
3.49% - 3.54%, 7/30/14		991	890,424
Solutia, Inc., Term Loan,
7.25%, 2/28/14		369	373,625

			3,030,736

Trust Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR	Euro	GO	General Obligation
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Floating Rate Loan Interests (a)
Diversified Consumer Services — 0.6%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.24% - 3.27%, 11/20/14	USD	744	$627,124
Term Loan, 3.27%, 11/20/14		495	416,995
Laureate Education, Inc.,
Series A New Term Loan, 7.00%, 8/15/14		998	965,912

			2,010,031

Diversified Financial Services — 0.6%
CIT Group, Inc., Tranche 2A Term Loan,
9.50%, 1/20/12		1,500	1,534,999
Wind Finance SL SA, Euro Facility (Second Lien),
7.73%, 11/26/14	EUR	500	718,867

			2,253,866

Diversified Telecommunication Services — 0.0%
Integra Telecom Holdings, Inc., Term Loan (First Lien),
10.50%, 8/31/13	USD	124	124,325

Food & Staples Retailing — 0.4%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots), Facility B1,
3.51%, 7/09/15	GBP	1,000	1,467,135

Food Products — 0.3%
Dole Food Co., Inc.:
Credit Linked Deposit,	USD	107	107,447
0.28%, 4/12/13
Tranche B Term Loan,
8.00%, 4/12/13		186	187,430
Solvest, Ltd. (Dole), Tranche C Term Loan,
8.00%, 4/12/13		605	609,243

			904,120

Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.51%, 7/25/14		24	22,448
Funded Term Loan, 2.51%, 7/25/14		466	439,190
Fresenius SE:
Tranche B1 Term Loan, 6.75%, 9/10/14		749	752,220
Tranche B2 Term Loan, 6.75%, 9/10/14		404	405,229
HCA, Inc., Tranche A-1 Term Loan,
1.75%, 11/19/12		774	738,602
HealthSouth Corp.:
Tranche 1 Term Loan, 2.51%, 3/10/13		271	256,848
Tranche 2 Term Loan, 4.01%, 3/15/14		223	215,474

			2,830,011

Hotels, Restaurants & Leisure — 0.3%
Harrah’s Operating Co., Inc., Term B-2 Loan,
3.28%, 1/28/15		1,219	984,432

Household Durables — 0.1%
Jarden Corp., Term Loan B3,
2.78%, 1/24/12		383	372,870

Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility Term Loan, 3.99%, 4/02/13		462	441,396
Tranche B Term Loan, 3.99%, 4/02/13		37	35,532
Texas Competitive Electric Holdings Co., LLC (TXU),
Initial Tranche B-2 Term Loan, 3.73% - 3.75%, 10/10/14		3,963	3,220,151

			3,697,079

IT Services — 0.5%
Ceridian Corp., US Term Loan,
3.23% - 3.28%, 11/09/14		1,000	897,500
First Data Corp., Initial Tranche B-2 Term Loan,
3.00%, 9/24/14		495	439,628
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		495	498,205

			1,835,333

Life Sciences Tools & Services — 0.2%
Life Technologies Corp., Term B Facility,
5.25%, 11/23/15		646	648,957

Media — 2.5%
Cengage Learning Acquisitions, Inc. (Thompson Learning), Tranche 1 Incremental Term Loan,
7.50%, 7/03/14		992	983,759
Cequel Communications, LLC, Tranche B Term Loan (Second Lien),
6.29%, 5/05/14		166	166,381
Charter Communications Operating, LLC:
Incremental Term Loan, 7.25%, 3/06/14		992	1,009,792
New Term Loan, 2.26%, 3/06/14		495	463,396
HMH Publishing Co. Ltd., Tranche A Term Loan,
5.28%, 6/12/14		1,009	878,113
Newsday LLC, Fixed Rate Term Loan,
10.50%, 8/01/13		650	686,291
Nielsen Finance LLC:
Dollar Term Loan, Class A, 2.23%, 8/09/13		528	493,116
Dollar Term Loan, Class B, 3.98%, 5/01/16		1,122	1,055,728
SW Acquisitions Co., Inc., Term Loan,
5.75%, 6/01/16		500	502,000
TWCC Holding Corp., Term Loan,
7.25%, 9/12/15		990	995,915
UPC Financing Partnership, Facility U,
4.47%, 12/31/17	EUR	500	666,111
Virgin Media Investment Holdings Ltd., A2 Facility,
3.42% - 3.68%, 6/01/12	GBP	529	834,482
World Color USA Corp. (fka Quebecor World, Inc.), Advance,
9.00%, 7/21/12	USD	299	300,207

			9,035,291

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Term Loan B,
2.26% - 2.28%, 12/21/12		380	366,128

Pharmaceuticals — 0.1%
DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Term Loan,
3.23% - 3.28%, 5/20/14		495	464,015

Professional Services — 0.3%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%, 7/31/15		495	497,906
Tranche C Term Loan, 6.00%, 7/31/15		500	500,781

			998,687

Total Floating Rate Loan Interests — 8.9%			32,360,012

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	7

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 30.2%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 5A21,
5.26%, 9/25/35 (a)	USD	3,661	$2,553,391
American Home Mortgage Investment Trust,
Series 2005-1, Class 6A, 5.29%, 6/25/45 (a)		3,514	2,394,187
Banc of America Funding Corp.:
Series 2004-B, Class 5A1, 3.77%, 11/20/34 (a)		3,359	2,802,902
Series 2006-E, Class 2A1, 5.78%, 6/20/36 (a)		4,932	3,121,934
Series 2007-A, Class 2A1, 0.39%, 2/20/37 (a)		2,397	1,516,789
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A5, 4.77%, 5/25/35 (a)		4,112	3,773,578
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2005-4, Class 3A1, 5.36%, 8/25/35 (a)		3,424	2,923,572
Series 2005-6, Class 2A1, 5.38%, 8/25/35 (a)		12,090	9,310,418
Bear Stearns Alt-A Trust:
Series 2005-4, Class 21A1, 4.00%, 5/25/35 (a)		5,406	3,443,659
Series 2005-7, Class 24A1, 5.68%, 9/25/35 (a)		11,877	7,386,153
Chase Mortgage Finance Corp.,
Series 2005-A1, Class 2A1, 5.23%, 12/25/35 (a)		9,074	7,294,820
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%, 10/25/37		3,997	2,694,062
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35		3,046	2,738,936
Series 2005-23CB, Class A15, 5.50%, 7/25/35		2,666	2,213,462
Series 2005-86CB, Class A8, 5.50%, 2/25/36		4,190	3,311,526
Series 2006-24CB, Class A23, 6.00%, 6/25/36		3,395	2,966,612
Series 2007-16CB, Class 1A7, 6.00%, 8/25/37		6,272	4,530,928
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-9, Class A17, 0.73%, 5/25/36 (a)		3,967	2,817,310
Series 2007-17, Class 1A1, 6.00%, 10/25/37		3,013	2,650,815
Series 2007-HY3, Class 4A1, 5.95%, 6/25/47 (a)		4,759	3,747,763
Credit Suisse Mortgage Capital Certificates,
Series 2006-3, Class 4A3, 5.50%, 4/25/36		3,225	2,743,010
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1, Class A1, 0.43%, 2/25/47 (a)		4,610	2,443,776
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR2, Class 2A, 4.85%, 5/25/35 (a)		2,849	2,305,171
Indymac Index Mortgage Loan Trust,
Series 2006-AR31, Class A3, 5.88%, 11/25/36 (a)		3,461	2,508,267
JPMorgan Mortgage Trust:
Series 2006-A2, Class 2A1, 5.76%, 4/25/36 (a)		2,417	2,085,439
Series 2006-A4, Class 4A2, 5.83%, 6/25/36 (a)		2,175	1,962,562
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		3,576	2,999,082
Master Asset Securitization Trust,
Series 2006-1, Class 4A1, 5.75%, 2/25/21		2,121	2,059,689
Merrill Lynch Mortgage Investor, Inc.,
Series 2006-A3, Class 3A1, 5.78%, 5/25/36 (a)		4,025	2,735,160
Residential Accredit Loans, Inc.,
Series 2005-QS13, Class 1A5, 5.50%, 9/25/35		2,814	2,223,541
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.35%, 8/25/11 (a)		1,691	1,658,285
Series 2006-6, Class A1, 0.34%, 11/25/11 (a)		3,221	3,096,830
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.11%, 9/25/35 (a)		1,375	1,240,805
Series 2006-AR13, Class A2, 5.75%, 9/25/36 (a)		3,321	2,603,148
Series 2006-AR2, Class 2A5, 5.01%, 3/25/36 (a)		3,647	2,936,080

			109,793,662

Commercial Mortgage-Backed Securities — 56.9%
Banc of America Commercial Mortgage, Inc.:
Series 2001-PB1, Class A2, 5.79%, 8/11/11		4,402	4,560,448
Series 2007-3, Class A2, 5.66%, 7/10/12 (a)(d)		14,000	14,244,248
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		1,770	1,858,264
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class ASB, 5.70%, 12/10/49 (a)		5,000	4,883,290
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD2, Class AAB, 5.39%, 1/15/46 (a)		4,000	4,047,214
Series 2007-CD4, Class ASB, 5.28%, 12/11/49		9,000	8,628,206
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class AAB, 5.82%, 12/10/49 (a)		10,000	9,896,351
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4, 5.44%, 9/15/34		4,486	4,623,103
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class ASB, 5.30%, 11/10/45 (a)		8,000	8,125,625
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A2, 5.60%, 12/10/49		10,000	9,904,112
Series 2007-GG9, Class A2, 5.38%, 3/10/39		5,605	5,678,136
Series 2007-GG9, Class AAB, 5.44%, 9/10/16 (d)		13,633	13,270,696
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 3/10/11 (a)(d)		13,000	13,173,741
Series 2006-GG6, Class AAB, 5.59%, 4/10/38 (a)		5,320	5,291,083
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class ASB, 5.79%, 6/12/43 (a)		10,000	10,048,261

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (a)(d)	USD	14,000	$14,376,992
Series 2007-LD11, Class ASB, 5.82%, 6/15/49 (a)		7,700	7,465,342
LB-UBS Commercial Mortgage Trust:
Series 2001-C2, Class A2, 6.65%, 11/15/27		5,500	5,722,254
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,000	3,050,235
Series 2007-C1, Class AAB, 5.40%, 2/15/40		11,174	10,718,525
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14, Class AAB, 5.65%, 4/15/49 (a)		10,000	9,703,564
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class A4, 5.26%, 12/15/44 (a)(d)		13,000	12,690,378
Series 2006-C24, Class A3, 5.56%, 3/15/45 (a)(d)		14,000	13,683,964
Series 2007-C33, Class A2, 5.86%, 7/15/12 (a)		10,480	10,726,069

			206,370,101

Total Non-Agency Mortgage-Backed Securities — 87.1%			316,163,763

Taxable Municipal Bonds — 1.4%
State of California Various Purposes GO,
5.65%, 4/01/39 (a)		5,000	5,170,450

Total Long-Term Investments (Cost — $367,217,202) — 118.7%			430,868,191

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11% (e)(f)		27,010,915	27,010,915

Total Short-Term Securities (Cost — $27,010,915) — 7.5%			27,010,915

Total Investments (Cost — $394,228,117*) — 126.2%			457,879,106
Liabilities in Excess of Other Assets — (26.2)%			(94,988,526)

Net Assets — 100.0%			$362,890,580

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$394,292,364

Gross unrealized appreciation	$63,798,165
Gross unrealized depreciation	(211,423)

Net unrealized appreciation	$63,586,742

(a)	Variable rate security. Rate shown is as of report date.

(b)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security held as collateral in connection with the Term Asset-Backed Securities Loan Facility (“TALF”) program.

(e)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$27,010,915	$211,511

(f)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
UBS AG	0.30%	12/31/09	1/07/10	$30,229,513	$30,227,750

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 1,433,729	USD	964,500	Citibank, N.A.	1/20/10	$51,099
USD 538,959	EUR	360,000	Citibank, N.A.	1/20/10	22,892
USD 462,382	GBP	290,000	Citibank, N.A.	1/27/10	(5,950)
USD 1,772,809	GBP	1,088,000	Citibank, N.A.	1/27/10	15,757

Total					$83,798

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation
First Data Corp.	5.00%	JPMorgan Chase Bank, N.A.	September 2014	USD1,000	$(75,295)
Macy’s, Inc.	5.00%	Credit Suisse International	September 2014	USD1,000	(58,198)
Marathon Oil Corp.	1.00%	Deutsche Bank AG	September 2014	USD5,000	(160,411)
Masco Corp.	1.00%	Credit Suisse International	September 2014	USD1,000	(35,615)
The New York Times Co.	5.00%	Citibank N.A.	September 2014	USD1,000	(94,261)

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	9

Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
Nordstrom, Inc.	1.00%	Credit Suisse International	September 2014	USD	5,000	$(239,194)
R.R. Donnelley & Sons Co.	1.00%	Citibank, N.A.	September 2014	USD	1,000	(70,565)
Royal Caribbean Cruises Ltd.	5.00%	Credit Suisse International	September 2014	USD	1,000	(120,824)
Simon Property Group, LP	1.00%	Citibank N.A.	September 2014	USD	5,000	(220,845)
Staples, Inc.	1.00%	Credit Suisse International	September 2014	USD	5,000	(128,415)
Starwood Hotels & Resorts Worldwide, Inc.	5.00%	Credit Suisse International	September 2014	USD	1,000	(100,923)
Sunoco, Inc.	1.00%	Citibank N.A.	September 2014	USD	5,000	(130,184)
Transocean Ltd.	1.00%	Deutsche Bank AG	September 2014	USD	5,000	(103,991)
Westvaco Corp.	1.00%	JPMorgan Chase Bank, N.A.	September 2014	USD	5,000	(34,113)

Total						$(1,572,834)

• Credit default swaps on traded indexes - buy protection outstanding as of December 31, 2009 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
Commercial Mortgage-Backed North America Index Series 4	0.35%	Citibank N.A.	February 2051	USD	10,000	$(622,958)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Trust’s investments:

		Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset Backed Securities	—	$9,723,451	—	$9,723,451
Corporate Bonds	—	67,450,515	—	67,450,515
Floating Rate Loan Interests	—	26,447,967	$5,912,045	32,360,012
Non-Agency Mortgage-Backed Securities	—	316,163,763	—	316,163,763
Taxable Municipal Bonds	—	5,170,450	—	5,170,450
Short-Term Securities	$27,010,915	—	—	27,010,915
Other Financial Instruments:[1]
Assets:	—	109,480	—	109,480
Liabilities:	—	(2,201,742)	(65,723,279)	(67,925,021)

Total	$27,010,915	$422,863,884	$(59,811,234)	$390,063,565

1	Other financial instruments are swaps, foreign currency exchange contracts, unfunded loan commitments and TALF loans. Swaps, foreign currency exchange contracts and unfunded loan commitments are shown at the unrealized appreciation/depreciation on the instrument and TALF loans are shown at fair value.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Floating Rate Loan Interests
Balance, as of February 27, 2009	—
Accrued discounts/premiums	$147,856
Realized gain (loss)	13,632
Change in unrealized appreciation (depreciation)[2]	645,536
Net purchases (sales)	5,105,021
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$5,912,045

2	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/ depreciation on securities still held at December 31, 2009 was $645,536.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]
Liabilities
Balance, as of February 27, 2009	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$(65,723,279)
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$(65,723,279)

3	Other financial instruments are TALF loans.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	11

Statement of Assets and Liabilities

December 31, 2009
Assets
Investments at value - unaffiliated (cost - $367,217,202)	$430,868,191
Investments at value - affiliated (cost - $27,010,915)	27,010,915
Swap premiums paid	3,672,910
Foreign currency at value (cost - $44,029)	44,498
Interest receivable	3,065,646
Unrealized appreciation on foreign currency exchange contracts	89,748
Unrealized appreciation on unfunded loan commitments	19,732
Investments sold receivable	3,348
Dividends receivable - affiliated	2,698
Prepaid expenses	20,137

Total assets	464,797,823

Liabilities
Loans payable	65,723,279
Reverse repurchase agreements	30,227,750
Trail commissions payable	3,038,588
Unrealized depreciation on swaps	2,195,792
Investment advisory fees payable	485,831
Interest expense payable	115,161
Other affiliates payable	26,011
Income dividends payable	24,236
Bank overdraft	12,698
Officer’s and Trustees’ fees payable	11,443
Unrealized depreciation on foreign currency exchange contracts	5,950
Other accrued expenses payable	40,504

Total liabilities	101,907,243

Net Assets	$362,890,580

Net Assets Consist of
Paid-in capital	$301,811,733
Distributions in excess of net investment income	(340,717)
Accumulated net realized loss	(139,679)
Net unrealized appreciation/depreciation	61,559,243

Net Assets	$362,890,580

Net Asset Value
Based on net assets of $362,890,580 and 306,125 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1,185.43

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Statement of Operations

Period February 27, 2009[1] to December 31, 2009
Investment Income
Interest	$30,510,434
Dividends - affiliated	211,511

Total income	30,721,945

Expenses
Investment advisory	4,042,222
Service	749,566
Administration	146,568
Professional	132,556
Borrowing costs[2]	131,506
Transfer agent	48,685
Officer and Trustees	45,060
Custodian	27,533
Printing	25,190
Organization costs	22,000
Miscellaneous	24,882

Total expenses excluding interest expense	5,395,768
Interest expense	816,326

Total expenses	6,212,094
Less fees waived by advisor	(26,768)

Total expenses after fees waived	6,185,326

Net investment income	24,536,619

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,547,101
Financial futures contracts and swaps	(501,842)
Foreign currency transactions	(271,231)

11,774,028

Net change in unrealized appreciation/depreciation on:
Investments	63,670,721
Swaps	(2,195,792)
Foreign currency transactions	84,314

61,559,243

Total realized and unrealized gain	73,333,271

Net Increase in Net Assets Resulting from Operations	$97,869,890

1	Commencement of operations.

2	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	13

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period February 27, 2009[1] to December 31, 2009
Operations
Net investment income	$24,536,619
Net realized gain	11,774,028
Net change in unrealized appreciation/depreciation	61,559,243

Net increase in net assets resulting from operations	97,869,890

Dividends and Distributions to Shareholders From
Net investment income	(25,187,757)
Net realized gain	(11,625,286)
Tax return of capital	(75,017)

Decrease in net assets resulting from dividends and distributions to shareholders	(36,888,060)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	301,908,750

Net Assets
Total increase in net assets	362,890,580
Beginning of period	—

End of period	$362,890,580

Distributions in excess of net investment income	$(340,717)

1	Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Statement of Cash Flows

Cash Provided by Operating Activities	Period February 27, 2009[1] to December 31, 2009
Net increase in net assets resulting from operations:	$97,869,890
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Increase in dividends receivable - affiliated	(2,698)
Increase in interest receivable	(3,065,599)
Increase in prepaid expenses	(20,137)
Increase in interest expense payable	115,161
Increase in investment advisory fees payable	485,831
Increase in other affiliates payable	26,011
Increase in Officer’s and Trustees’ fees payable	11,443
Increase in other accrued expense payable	40,504
Trail commissions payable	3,038,588
Swap premiums paid	(3,672,910)
Net change in unrealized (appreciation)/depreciation	(61,559,243)
Net realized gain from sales of long-term investments	(21,014,603)
Amortization of premium and discount on investments	(3,964,747)
Proceeds from sales and paydowns of long-term investments	136,725,273
Purchases of long-term investments	(478,966,473)
Net purchases of short-term securities	(27,010,915)

Cash provided by operating activities	(360,964,624)

Cash Used for Financing Activities
Cash receipts from borrowings	95,951,029
Proceeds from shares sold	301,908,750
Cash dividends paid to shareholders	(36,863,824)

Cash used for financing activities	360,995,955

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	469

Cash:
Net increase in cash	31,800
Cash and foreign currency at beginning of period	—

Cash and foreign currency at ending of period	$31,800

Cash Flow Information:
Cash paid during the period for interest	$701,165

1	Commencement of operations.

A Statement of Cash Flows is presented when the Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	15

Financial Highlights

Period February 27, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1,000.00 [2]

Net investment income[3]	80.15
Net realized and unrealized gain	239.55

Net increase from investment operations	319.70

Dividends and distributions from:
Net investment income	(82.27)
Net realized gain	(37.98)
Tax return of capital	(0.25)

Total dividends and distributions	(120.50)

Capital charges with respect to issuance of shares[4]	(13.77)

Net asset value, end of period	$1,185.43

Total Investment Return[5]
Based on net asset value	30.98%[6]

Ratios to Average Net Assets
Total expenses[7]	2.06%[8]

Total expenses after fees waived	2.05%[8]

Total expenses after fees waived and excluding interest expense	1.78%[8]

Net investment income	8.16%[8]

Supplemental Data
Net assets, end of period (000)	$362,891

Borrowings outstanding, end of period (000)	$95,951

Average borrowings outstanding, during the period (000)	$28,104

Portfolio turnover	44%

Asset coverage, end of period per $1,000	$4,782

1	Commencement of operations.

2	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charges from initial offering price of $1,025.64 per share.

3	Based on average shares outstanding.

4	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.

5	Where applicable, total investment returns include the reinvestments of dividends and distributions.

6	Aggregate total investment return.

7	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.
8	Annualized.

See Notes to Financial Statements.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines and makes available for publication the net asset value of its shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: The Trust’s policy is to value instruments at fair value. The Trust values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the “Board”). Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Trust are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Trust reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	17

Notes to Financial Statements (continued)

anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMO’s are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loans: The Trust may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

The Trust earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized as realized gain. When the Trust buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Certain agreements have an open-ended maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps) or certain borrowings (e.g. TALF loans) the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions of capital gains, if any, paid by the Trust are recorded on the ex-dividend dates.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statue of limitations on the Trust’s US federal tax return remains open for the period ended December 31, 2009. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Trust’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Trust’s financial statements and disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	19

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends - affiliated in the Statement of Operations.

Organization and Offering costs: Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs totaling $4,216,250, including estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under accounting principles generally accepted in the United States of America, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. As a result of this change, additional offering costs were charged to paid-in-capital of $3,626,000, which resulted in a reduction of $11.84 per share to the Trust’s NAV.

Bank Overdraft: As of December 31, 2009, the Trust recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statement of Operations.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to economically hedge, or protect, its exposure to certain risks such as credit, interest rate and foreign currency exchange rate risks. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying securities or if the counterparty does not perform under the contract. The Trust may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Trust and each of its counterparties. The ISDA Master Agreement allows the Trust to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trust from its counterparties are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Trust’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Trust. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Trust may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trust may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currency backing some of the investments held by the Trust. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Swaps: The Trust may enter into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trust are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Swap

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Notes to Financial Statements (continued)

transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps – The Trust may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trust will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps – The Trust may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$89,748	Unrealized depreciation on foreign currency exchange contracts	$5,950
Credit contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	2,195,792

Total		$89,748		$2,201,742

The Effect of Derivative Instruments on the Statement of Operations

Period February 27, 2009 to December 31, 2009

Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Foreign Currency Transactions	Total
Credit contracts	—	$(219,750)	—	$(219,750)
Foreign currency exchange contracts	—	—	$(223,169)	(223,169)
Interest rate contracts	$(12,092)	(270,000)	—	(282,092)

Total	$(12,092)	$(489,750)	$(223,169)	$(725,011)

Net Change in Unrealized Appreciation/Depreciation on

	Swaps	Foreign Currency Transactions	Total
Credit contracts	$(2,195,792)	—	$(2,195,792)
Foreign currency exchange contracts	—	$83,798	83,798

Total	$(2,195,792)	$83,798	$(2,111,994)

For the period February 27, 2009 to December 31, 2009, the average derivatives activity was as follows:

Futures:
Average number of contracts	26
Average value	$3,263
Foreign currency exchange contracts:
Average number of contracts	2
Average US dollar amount	$2,348,177
Credit default swaps:
Average number of positions	8
Average notional amount	$2,600,000
Interest rate swaps:
Average number of positions	1
Average notional amount	$8,600,000

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	21

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Trust and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets, (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Trust. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Trust. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Trust.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, anti-money laundering services, and customer identification services.

PNCGIS serves as administrator for the Trust. For these services, the administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Trust. The administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.034% of the first $500 million, 0.029% of the next $500 million and 0.0225% of average daily net assets in excess of $1 billion; plus an annual base fee of $50,000. In addition, PNCGIS may at its discretion, voluntarily waive all or any portion of its administration fees for the Trust.

The Trust has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock, to provide for the initial distribution of shares on a reasonable best effort basis, subject to various conditions. Pursuant to the Trust’s Distribution Plan, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of December 31, 2009, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,626,000. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the period February 27, 2009 (commencement of operations) to December 31, 2009, the Trust paid trail commissions to BRIL of $587,412.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns, excluding short-term and US government securities, for the period February 27, 2009 to December 31, 2009, were $456,433,545 and $113,755,820, respectively.

Purchases and sales of US government securities for the period February 27, 2009 to December 31, 2009, were $22,887,609 and $22,972,801, respectively.

5. Borrowings:

During the period February 27, 2009 to December 31, 2009, the Trust borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Trust posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities. The TALF loans are shown as loans payable on the Statement of Assets and Liabilities.

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Notes to Financial Statements (continued)

The following is a summary of the outstanding TALF loans and related information as of December 31, 2009:

Number of Loans	Aggregate Amount of Loans	Range of Maturity Dates	Range of Interest Rates	Value of Eligible Securities
6	$65,723,279	7/24/14 - 11/25/14	3.54% - 3.87%	$81,440,019

The non-recourse provision of the TALF loans allows the Trust to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loans. The Trust can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Trust paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Trust and is shown as borrowing costs in the Statement of Operations.

The Trust also pays a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations. Since the Trust has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trust associated with the TALF loans are limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trust. The Trust has elected to account for the outstanding TALF loans at fair value.

The Trust has elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. In fair valuing TALF loans, the Trust considers various factors such as observable market transactions, if available, changes in the value of Eligible Securities, interest rate movements, and the potential likelihood and timing of loan repayments. Any change in unrealized gain or loss associated with fair valuing TALF loans will be reflected in the Statement of Operations.

As of December 31, 2009, the fair value of the Trust’s TALF loan obligation was determined to be equal to its face value, and as a result, there were no unrealized gains or losses recorded by the Trust. For the period February 27, 2009 to December 31, 2009, the daily weighted average interest rate was 2.45%.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 were attributable to non-deductible expenses, foreign currency transactions, accounting for swap agreements and amortization methods on fixed income securities sold were reclassified to the following accounts:

Paid-in capital	$(22,000)
Distributions in excess of net investment income	$310,421
Accumulated net realized loss	$(288,421)

The tax character of distributions paid during the period February 27, 2009 to December 31, 2009 was as follows:

12/31/2009
Distributions paid from:
Ordinary income	$36,681,050
Net long-term capital gain	131,993
Tax return of capital	75,017

Total distributions	$36,888,060

As of December 31, 2009, the tax components of accumulated earnings were as follows:

Net unrealized gains*	$61,078,847

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses, the accounting for swap agreements and amortization methods for premiums and discounts on fixed income securities.

7. Commitments:

The Trust may invest in floating rate loans. In connection with these investments, the Trust may, with its Manager, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Trust to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included as interest in the Statement of Operations, is recognized ratably over the commitment period. As of December 31, 2009, the Trust had the following unfunded loan commitments:

	Underlying Commitment (000)	Value of Underlying Loan (000)
Smurfit-Stone Container Enterprises, Inc., U.S. Revolving Loan Debtor in Possession	$355	$374

8. Market, Credit, Liquidity and Limited Term Risk:

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	23

Notes to Financial Statements (concluded)

the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trust may be exposed to counterparty risk, or the risk that an entity with which the Trust has unsettled or open transactions may default. Financial assets, which potentially expose the Trust to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trust’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

The Trust is designed primarily for long term investors and an investment in the Trust’s shares should be considered to be illiquid. The Trust’s shares will not be listed for trading on a securities exchange. Shareholders may not be able to sell their shares as it is unlikely that a secondary market for the shares will develop or, if a secondary market does develop, shareholders may be able to sell their shares only at substantial discounts from net asset value. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase shares that are tendered, which may increase risks for remaining shareholders and increase Trust expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

9. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share, initially classified as shares. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Offering costs incurred in connection with the Trust’s initial offering of shares, including estimated trail commissions to be paid over the life of the Trust, have been charged against the proceeds for the initial share offering in the amount of $4,216,250.

Shares issued and outstanding during the period February 27, 2009 to December 31, 2009 increased by 306,125 as a result of shares sold.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Fixed Income Value Opportunities:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fixed Income Value Opportunities (the “Trust”), as of December 31, 2009, and the related statement of operations, changes in net assets, and the financial highlights for the period February 27, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fixed Income Value Opportunities as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period February 27, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trust during the taxable year ended December 31, 2009:

Interest Related Dividends for Non-U.S. Residents*	99.87%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Trust distributed $0.431173 per share of long-term capital gains during the year.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	25

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2009	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	102 RICs consisting of 100 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2009	Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	102 RICs consisting of 100 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Director, Shady Side Hospital Foundation since 1977; Director, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Trustee, Chatham University since 1981; Trustee, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Director, National Retail Properties (REIT) from 2006 to 2008.	102 RICs consisting of 100 Portfolios	None

Kent Dixon 55 East 52nd Street New York, NY 10055 1937	Trustee and Member of the Audit Committee	Since 2009	Consultant/Investor since 1988.	102 RICs consisting of 100 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2009	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	102 RICs consisting of 100 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2009	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	102 RICs consisting of 100 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	102 RICs consisting of 100 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2009	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	102 RICs consisting of 100 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2009	Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.	102 RICs consisting of 100 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2009	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	102 RICs consisting of 100 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
2	Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Trust’s board in 2009, each trustee first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998 and Karen P. Robards, 1998.

Interested Trustees[3]
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	27

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trust serve at the pleasure of the Board.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10055

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

New York, NY 10036

Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective January 1, 2010, Kent Dixon, a Trustee of the Trust, retired. The Trust’s Board wishes Mr. Dixon well in his retirement.

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009	29

Additional Information (concluded)

the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those

BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Trust for any particular quarter may be more or less than the amount of net investment income earned by the Trust during such quarter. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2009

Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$82.2793	$37.9756	$0.2451	$120.5000	68%	32%	0%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

30	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	DECEMBER 31, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-12/09-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Fixed Income Value Opportunities	$72,000	N/A	$0	N/A	$6,100	N/A	$1,028	N/A

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Fixed Income Value Opportunities	$414,628	N/A

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2009.

(a)(1) The Fund is managed by a team of investment professionals comprised of Curtis Arledge, Managing Director at BlackRock, John Burger, Managing Director at BlackRock, James Keenan, Managing Director at BlackRock, Thomas Musmanno, Managing Director at BlackRock, John Vibert and Managing Director at BlackRock, Mark Warner, Managing Director at BlackRock. Each is a member of BlackRock’s Fundamental Fixed Income group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Arledge, Burger, Keenan, Musmanno, Vibert and Warner have each been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
Curtis Arledge	Chief Investment Officer of Fixed Income, Fundamental Portfolios and Head of Multi-sector Mortgages within BlackRock’s Fixed Income Portfolio Management Group since 2010; Managing Director of BlackRock, Inc. since 2008; Co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and member of BlackRock’s Leadership Committee since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.

John Burger	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.

James Keenan	Managing Director of BlackRock, Inc. since 2008 and head of the Leveraged Finance Portfolio team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.

Thomas Musmanno	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Director of MLIM from 2004 to 2006.

John Vibert	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2008 - 2009; Managing Director of Credit Suisse from 2005 - 2008; Executive Director at Morgan Stanley from 2003 - 2005.

Mark Warner	Managing Director of BlackRock, Inc. since 2001.

(a)(2) As of December 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Curtis Arledge	31	5	2	0	2	1
	$20.09 Billion	$3.85 Billion	$975.3 Million	$0	$2.69 Billion	$204.8 Million
John Burger	4	2	66	0	0	0
	$1.22 Billion	$41.87 Million	$15.52 Billion	$0	$0	$0
James Keenan	22	22	49	0	11	6
	$8.38 Billion	$5.74 Billion	$5.22 Billion	$0	$3.36 Billion	$702.3 Million
Thomas Musmanno	5	7	71	0	2	5
	$2.44 Billion	$1.48 Billion	$18.39 Billion	$0	$539.4 Million	$1.47 Billion
John Vibert	0	6	13	0	0	0
	$0	$1.04 Billion	$6.97 Billion	$0	$0	$0
Mark Warner	0	9	10	0	0	0
	$0	$1.45 Billion	$3.99 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Arledge, Keenan and Musmanno currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Applicable Benchmarks
Curtis Arledge	A combination of market-based indices (e.g., Barclays Capital Aggregate Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

John Burger	A combination of certain fund industry peer groups.

James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Thomas Musmanno	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

John Vibert	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. MBS Index), certain customized indices and certain fund industry peer groups.

Mark Warner	A combination of market-based indices (e.g., Barclays Capital U.S. Investment-Grade CMBS Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. CMBS (ERISA Only) Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Arledge, Burger, Keenan and Warner have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Arledge, Burger, Keenan, Musmanno and Warner have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – December 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Curtis Arledge	$100,001 - $500,000

John Burger	None

James Keenan	None

Thomas Musmanno	$10,001 - $50,000

John Vibert	None

Mark Warner	None

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

12(c)	–	Not Applicable to this registrant

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Fixed Income Value Opportunities

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Fixed Income Value Opportunities

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Fixed Income Value Opportunities

Date: February 23, 2010